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Exhibit 32

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Alliance Imaging, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

            (i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

           (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2008

/s/ PAUL S. VIVIANO Paul S. Viviano Chairman of the Board and Chief Executive Officer

 Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Alliance Imaging, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

            (i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

           (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2008

/s/ HOWARD K. AIHARA Howard K. Aihara Executive Vice President and Chief Financial Officer

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  Exhibit 32
Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002